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                                                                  Exhibit 10.110

                           CHANGE-IN-CONTROL AGREEMENT

         THIS AGREEMENT made this DATE, by and between LG&E ENERGY CORP. (the "Company") and _____________________("Executive").

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a Change in Control (as hereinafter defined) exists and that the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company and Powergen, plc (the "Parent") to retain the services of the Executive in the event of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Company or a Subsidiary (as hereinafter defined), as the case may be, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence as of the _____ day of _________________, 2000, and shall continue in effect until SAME MONTH/DAY, 2002, provided, however, that commencing on SAME MONTH/DAY, 2002, and on SAME MONTH/DAY thereafter, the term of this Agreement shall automatically be extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, however, that notwithstanding any such notice by the Company not to extend, the term of this Agreement shall not expire prior to the expiration of twenty-four (24) months after any Change in Control which occurs while this Agreement is in effect.

         2.       DEFINITIONS.

                  2.1 BASE AMOUNT; BONUS AMOUNT. For purposes of this Agreement, "Base Amount" shall mean the greater of the Executive's annual base salary from the Company and its Subsidiaries (a) at the rate in effect on the Termination Date (as hereinafter defined) or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of base salary that are deferred under any qualified and non-qualified employee benefits plans of the Company or any Subsidiary or under any other agreement or arrangement. For purposes of this Agreement; "Bonus Amount" shall mean the greater of (a) the most recent annual bonus paid or payable to the Executive, (b) the annual bonus paid or payable to the Executive under the Short Term Incentive Plan for the full fiscal year ended prior to the fiscal year during which a Change in Control occurred or (c) the Executive's target award under the Short Term Incentive Plan for the full fiscal year ended prior to the fiscal year during which a Change in Control occurred.

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                  2.2 CAUSE. For purposes of this Agreement, a termination for
         "Cause" is a termination evidenced by a resolution adopted in good faith by at least seventy-five percent (75%) of the Board that (i) there has been repeated gross negligence by the Executive in performing the reasonably assigned duties on behalf of an Employer required by and in accordance with his employment by such Employer, or (ii) the Executive has committed a felony in the course of performing those duties. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Executive after a Notice of Termination (as hereinafter defined) is given by the Executive shall constitute Cause for purposes of this Agreement. No act, or failure to act, on Executive's part shall be deemed to be "repeated" unless the Executive shall have received a written notice from seventy-five percent (75%) of the Board setting forth in detail the particulars of the act, or the failure to act, which the Company contends would constitute Cause when repeated and Executive then repeats such act or failure to act.

                  2.3 CHANGE IN CONTROL.

For purposes of this Agreement, a "Change in Control" shall mean the occurrence during the term of this Agreement of any of the following events:

                  (a) An acquisition (other than directly from Parent) of any securities of Parent entitled generally to vote on the election of directors (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of Parent's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (a) Parent or (b) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly and indirectly by Parent (a "Subsidiary") or (2) Parent or any Subsidiary.

                  (b) The individuals who, as of the date this Agreement was approved by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by Parent's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Agreement, be considered as a member of the Incumbent Board; or

                  (c) Approval by stockholders of Parent of:

                  (1) A merger, consolidation or reorganization involving Parent; unless

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                           (i) the stockholders of Parent immediately before
                  such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion to each other as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

                           (ii) the individuals who were members of the
                  Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation;

         (2) A complete liquidation or dissolution of Parent or the Company; unless, in the case of the Company, Parent continues to own directly or indirectly all or substantially all of the Company's assets;

         (3) An agreement for the sale or other disposition of all or substantially all of the assets of Parent or the Company to any Person (other than a transfer to a Subsidiary);

                  (4) A merger or other combination involving the Company as a result of which Parent ceases to beneficially own more than 50% of the outstanding Voting Securities of the successor to the Company, unless Parent continues to own directly or indirectly all or substantially all of the Company's assets; or

                  (5) Any Person acquires Beneficial Ownership of a greater percentage of the Voting Securities of the Company than the percentage of such Voting Securities then held, directly or indirectly, by Parent.

     (d) Notwithstanding the foregoing clauses (a), (b), and (c), a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by Parent which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by Parent, and after such share acquisition by Parent, the Subject Person or entity becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

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     (e) Notwithstanding anything contained in this Agreement to the contrary, if the Executive's employment is terminated during the term of this Agreement and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     2.4 DISABILITY. For purposes of this Agreement, "Disability" shall mean (i) a physical or mental infirmity which has been determined to be total and permanent disability under and in accordance with the provisions of the Company's Long Term Disability Plan for Employees of Louisville Gas and Electric Company who are not members of a Bargaining Unit or (ii) in the event the Company does not maintain such plan at the time of the determination of the Executive's Disability, a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties with an Employer which continues for a period of at least one hundred eighty (180) consecutive days.

     2.5 AN EMPLOYER. For the purposes of this Agreement, "an Employer" shall mean: (i) in the event the Executive is an officer of the Company and not of any of its Subsidiaries at the time of a Change in Control, the Company; (ii) in the event the Executive is an officer of one or more Subsidiaries of the Company, but not of the Company, at the time of a Change in Control, any such Subsidiary; and (iii) in the event the Executive is an officer of the Company and one or more Subsidiaries at the time of a Change in Control, any such entity of which the Executive is an officer at the time of the Change in Control.

     2.6  GOOD REASON.

               (a) For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in subsections (1) through (8) hereof:

                  (7) a reduction by the Company in the Executive's Base Salary or annual target bonus opportunity as in effect prior to such reduction or any failure to pay the Executive any compensation or benefits to which the Executive is entitled within thirty days of the applicable due date, provided that the Company may correct such reduction or failure within thirty (30) days of its commission;

                  (8) Parent or the Company require the Executive to be relocated anywhere in excess of one hundred (100) miles of his present office location, except for required travel on Parent or Company business consistent with his business travel obligations;

                  (3) a failure by Parent or the Company to maintain plans providing benefits at least as beneficial in the aggregate as those provided by any benefit or compensation plan, retirement or pension plan, stock

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                           option plan, bonus plan, long-term incentive plan,
                           life insurance plan, health and accident plan or disability plan in which the Executive is participating prior the Change in Control, or if the Company or Parent has taken any action which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him prior to the Change in Control, or if the Company or Parent has failed to provide him with the number of paid vacation days to which he would be entitled in accordance with the Company's normal vacation policy immediately prior to the Change in Control, as applicable;

                  (4) Parent or the Company fails to obtain the assumption of the obligations contained in this Agreement by any successor as contemplated in Section 7 hereof;

                  (5) any purported termination of the Executive's employment by Parent or the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 below; and, for purposes of this Agreement, no such purported termination shall be effective;

                  (6) any material breach by Parent or the Company of any provision of this Agreement;

                  (9) any purported termination of the Executive's employment for Cause by Parent or the Company which does not comply with the terms of Section 2.2 of this Agreement;

                  (10) the Company materially reduces, individually or in the aggregate, the Executive's title, job authorities or responsibilities as in effect prior to such reduction; or

               (b) Any event or condition described in this Section 2.6(a)(1) through (8) above, which occurs prior to a Change in Control but which the Executive reasonably demonstrates (i) was at the request of a Third Party, or (ii) otherwise arose in connection with or in anticipation of a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

               (c) Until the Executive's Disability, the Executive's rights to terminate his employment pursuant to this Section 2.6 shall not be affected by his incapacity due to physical or mental illness.

         3.       TERMINATION OF EMPLOYMENT.

                  3.1 If, during the term of this Agreement, the Executive's employment with an Employer shall be terminated within twenty-four (24) months following a Change in Control, then the Executive shall be entitled to the following compensation and benefits:

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               (a) If the Executive's employment with an Employer shall be terminated (1) by an Employer for Cause or Disability, (2) by reason of the Executive's death, or (3) by the Executive other than for Good Reason, the Company shall pay the Executive all amounts earned or accrued for or on behalf of the Company or any of its Subsidiaries through the Termination Date (as hereinafter defined) but not paid as of the Termination Date, including (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company or any Subsidiary during the period ending on the Termination Date and (iii) vacation pay (collectively, "Accrued Compensation").

               (b) If the Executive's employment with an Employer shall be terminated for any reason other than as specified in clause (1) or (2) of Section 3.1(a) or if the Executive's employment is terminated by the Executive for Good Reason, the Executive shall be entitled to the following:

                           (i) The Company shall pay the Executive all Accrued
                  Compensation;

                           (ii) For terminations occurring within the first
                  twenty-four months of the Effective Date, the Company shall pay, as a severance amount to the Executive after the Termination Date, an amount equal to the sum of (a) the Base Amount and (b) the Bonus Amount. For terminations occurring after the first twenty-four months of the Effective Date, the Company shall pay, as a severance amount to the Executive after the Termination Date an amount equal to 2.99 times the sum of (a) the Base Amount and (b) the Bonus Amount;

                           (iii) For a number of months equal to the lesser of
                  (a) twenty-four (24) or (b) the number of months remaining until the Executive's 65th birthday (the "Continuation Period"), the Company shall at its expense continue on behalf of the Executive and his dependents and beneficiaries (to the same extent provided to the dependents and beneficiaries prior to the Executive's termination) the life insurance, disability, medical, dental, and hospitalization benefits provided (x) to the Executive by the Company and/or its Subsidiaries at any time within ninety (90) days preceding a Change in Control or at any time thereafter, or (y) to other similarly situated executives who continue in the employ of the Company or its Subsidiaries during the Continuation Period. The coverage and benefits (including deductibles and costs) provided in this Section 3.1(b)(iii) during the Continuation Period shall be no less favorable to the Executive and his dependents and beneficiaries, than the most favorable of such coverages and benefits set forth in clauses
                  (x) and (y) above. The Company's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans are no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This

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                  Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive or his dependents may be entitled under any of the Company's or any Subsidiary's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits; and

                           (iv) The Company shall provide to the Executive
                  outplacement services in an amount up to twenty percent (20%) of the Base Amount.

               (c) The amounts provided for in Section 3.1(a) and 3.1(b)(i) and
         (ii) shall be paid in a lump sum within thirty (30) days after the Executive's Termination Date.

               (d) The Executive shall not be required to mitigate the amount of any payments provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 3.1(b)(iii).

               3.2 The provisions of this Agreement, and any payment provided for hereunder, shall not reduce or increase any amounts otherwise payable, or in any way diminish or enhance the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any benefit plan, incentive plan, or securities plan, employment agreement or other contract, plan or arrangement with the Company, any Subsidiary or any other party, including, but not limited to, those specified in Exhibit A attached hereto, provided, however, the Company shall not be required to make duplicative payments of Accrued Compensation. A determination of a Change in Control under this Agreement is effective only with respect to benefits payable hereunder, and is not determinative of a change in control under any benefit plan, incentive plan, or securities plan, employment agreement or other contract, plan or arrangement with the Company, any Subsidiary or any other party.

         4. NOTICE OF TERMINATION. Any purported termination by an Employer or by the Executive shall be communicated by written Notice of Termination to the other. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

         5. TERMINATION DATE. "Termination Date" shall mean, in the case of the Executive's death, his date of death and, in all other cases, the date specified in the Notice of Termination subject to the following:

               (a) If the Executive's employment is terminated by an Employer for Cause or due to Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive, provided that, in the case of Disability, the Executive shall not have returned to the full-time performance of his duties during such period of at least (30) days; and

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               (b) If the Executive's employment is terminated for Good Reason, the date specified in the Notice of Termination shall not be more than sixty (60) days from the date the Notice of Termination is given to the Employer.

         6.    CERTAIN ADDITIONAL PAYMENTS

               (a) Notwithstanding anything in the Agreement to the contrary, in the event that a Change in Control occurs and it is determined (as hereafter provided) that any payment or distribution by the Company or any affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (individually and collectively a "Payment"), would be subject to the excise tax imposed by Section 4999 (or any successor provision thereto) of the Internal Revenue Code of 1986, as amended (the "Code") by reason of being considered "contingent on a change in ownership or control" of the Company or the Parent, within the meaning of Section 280G of the Code (or any successor provision thereto), or to any similar tax imposed by state or local law, or any interest or penalties with respect to any such taxes (such taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (individually and collectively, a "Gross-Up Payment"). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

               (b) Subject to the provisions of Section 6(f) hereof, all determinations required to be made under this Section 6, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within thirty (30) calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company shall pay or cause to be paid the required Gross-Up Payment in cash to the Executive within five (5) business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 6(f) hereof and the Executive thereafter is required to make a payment of any Excise Tax, the

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         Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by the Company in cash to, or for the benefit of, the Executive within five (5) business days after receipt of such determination and calculations.

               (c) The Company and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperative with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by
         Section 6(b) hereof. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment will be binding on the Company and the Executive.

               (d) The federal, state, and local income or other tax returns filed by the Executive will be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive will make proper payment of the amount of any Excise Payment and, at the request of the Company, provide to the Company true and correct copies (with any amendments) of the Executive's federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive will within five (5) business days pay to the Company the amount of such reduction.

               (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by
         Section 6(b) hereof shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within five (5) business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

               (f) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than ten (10) business days after the Executive actually receives notice of such claim and the Executive shall further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the thirty (30) calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                  1. provide the Company with any written records or documents in his possession relating to such claim reasonably requested by the Company;

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                  2.       take such action in connection with contesting such
                           claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                  3. cooperate with the Company in good faith in order effectively to contest such claim; and

                  4. permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this
Section 6(f), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section 6(f) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (g) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(f) hereof, the Executive receives any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 6(f) hereof) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(f) hereof, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of thirty (30) calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 6.

         7.    SUCCESSORS; BINDING AGREEMENT.

               (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and, at the time of any such succession or assignment, the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "the Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring ownership, directly or indirectly, of all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

               (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

         8. FEES AND EXPENSES. The Company shall pay legal fees and related expenses (including the cost of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), or (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in Section 2.3(d)) occurred on or after a Change in Control.

         9. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to an Employer shall be directed to the attention of the Board with a copy to the Secretary of such Employer. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         10. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its Subsidiaries shall be payable in accordance with such plan or program.

        11. SETTLEMENT OF CLAIMS. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or any of its Subsidiaries may have against the Executive or others.

        12. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. No additional compensation provided under any benefit or compensation plans to the Executive shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive's entitlements hereunder.

        13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Kentucky.

        14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

        15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof, including, without limiting the foregoing, his prior Change-In-Control Agreement (if any), as previously amended, which shall cease to be of any further effect.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Executive has executed this Agreement as of the day and year first above written.

                                    LG&E ENERGY CORP.


                                    ------------------------------------
                                    Roger W. Hale
                                    Chairman and Chief Executive Officer


                                    ------------------------------------
                                    Executive

                           CHANGE-IN-CONTROL AGREEMENT

         THIS AGREEMENT made this DATE, by and between LG&E ENERGY CORP. (the "Company") and _____________________("Executive").

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a Change in Control (as hereinafter defined) exists and that the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company and Powergen, plc (the "Parent") to retain the services of the Executive in the event of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Company or a Subsidiary (as hereinafter defined), as the case may be, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1. TERM OF AGREEMENT. This Agreement shall commence as of the _____ day of _________________, 2000, and shall continue in effect until SAME MONTH/DAY, 2002, provided, however, that commencing on SAME MONTH/DAY, 2002, and on SAME MONTH/DAY thereafter, the term of this Agreement shall automatically be extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, however, that notwithstanding any such notice by the Company not to extend, the term of this Agreement shall not expire prior to the expiration of twenty-four
(24) months after any Change in Control which occurs while this Agreement is in effect.

         2.       DEFINITIONS.

                  2.1 BASE AMOUNT; BONUS AMOUNT. For purposes of this Agreement, "Base Amount" shall mean the greater of the Executive's annual base salary from the Company and its Subsidiaries (a) at the rate in effect on the Termination Date (as hereinafter defined) or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of base salary that are deferred under any qualified and non-qualified employee benefits plans of the Company or any Subsidiary or under any other agreement or arrangement. For purposes of this Agreement; "Bonus Amount" shall mean the greater of (a) the most recent annual bonus paid or payable to the Executive, (b) the annual bonus paid or payable to the Executive under the Short Term Incentive Plan for the full fiscal year ended prior to the fiscal year during which a Change in Control occurred or (c) the Executive's target award under the Short Term Incentive Plan for the full fiscal year ended prior to the fiscal year during which a Change in Control occurred.

                  2.2 CAUSE. For purposes of this Agreement, a termination for "Cause" is a termination evidenced by a resolution adopted in good faith by at least seventy-five percent (75%) of the Board that (i) there has been repeated gross negligence by the Executive in performing the reasonably assigned duties on behalf of an Employer required by and in accordance with his employment by such Employer, or (ii) the Executive has committed a felony in the course of performing those duties. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Executive after a Notice of Termination (as hereinafter defined) is given by the Executive shall constitute Cause for purposes of this Agreement. No act, or failure to act, on Executive's part shall be deemed to be "repeated" unless the Executive shall have received a written notice from seventy-five percent (75%) of the Board setting forth in detail the particulars of the act, or the failure to act, which the Company contends would constitute Cause when repeated and Executive then repeats such act or failure to act.

                        2.3   CHANGE IN CONTROL.

For purposes of this Agreement, a "Change in Control" shall mean the occurrence during the term of this Agreement of any of the following events:

                        (a) An acquisition (other than directly from Parent) of any securities of Parent entitled generally to vote on the election of directors (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of Parent's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (a) Parent or (b) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly and indirectly by Parent (a "Subsidiary") or (2) Parent or any Subsidiary.

                        (b) The individuals who, as of the date this Agreement was approved by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by Parent's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Agreement, be considered as a member of the Incumbent Board; or

                        (c)   Approval by stockholders of Parent of:

                              (1) A merger, consolidation or reorganization involving Parent; unless

                                    (i)    the stockholders of Parent
                              immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion to each other as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

                                    (ii)   the individuals who were
                              members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation;

                              (2) A complete liquidation or dissolution of Parent or the Company; unless, in the case of the Company, Parent continues to own directly or indirectly all or substantially all of the Company's assets;

                              (3)   An agreement for the sale or other
                              disposition of all or substantially all of the assets of Parent or the Company to any Person (other than a transfer to a Subsidiary);

                              (4)   A merger or other combination involving
                              the Company as a result of which Parent ceases to beneficially own more than 50% of the outstanding Voting Securities of the successor to the Company, unless Parent continues to own directly or indirectly all or substantially all of the Company's assets; or

                              (5) Any Person acquires Beneficial Ownership of a greater percentage of the Voting Securities of the Company than the percentage of such Voting Securities then held, directly or indirectly, by Parent.

                  (d) Notwithstanding the foregoing clauses (a), (b), and (c), a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by Parent which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by Parent, and after such share acquisition by Parent, the Subject Person or entity becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  (e) Notwithstanding anything contained in this Agreement to the contrary, if the Executive's employment is terminated during the term of this Agreement and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

         2.4 DISABILITY. For purposes of this Agreement, "Disability" shall mean (i) a physical or mental infirmity which has been determined to be total and permanent disability under and in accordance with the provisions of the Company's Long Term Disability Plan for Employees of Louisville Gas and Electric Company who are not members of a Bargaining Unit or (ii) in the event the Company does not maintain such plan at the time of the determination of the Executive's Disability, a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties with an Employer which continues for a period of at least one hundred eighty (180) consecutive days.

         2.5 AN EMPLOYER. For the purposes of this Agreement, "an Employer" shall mean: (i) in the event the Executive is an officer of the Company and not of any of its Subsidiaries at the time of a Change in Control, the Company; (ii) in the event the Executive is an officer of one or more Subsidiaries of the Company, but not of the Company, at the time of a Change in Control, any such Subsidiary; and (iii) in the event the Executive is an officer of the Company and one or more Subsidiaries at the time of a Change in Control, any such entity of which the Executive is an officer at the time of the Change in Control.

         2.6      GOOD REASON.

                  (a) For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in subsections (1) through (8) hereof:

                        (1)   a reduction by the Company in the
                              Executive's Base Salary or annual target bonus opportunity as in effect prior to such reduction or any failure to pay the Executive any compensation or benefits to which the Executive is entitled within thirty days of the applicable due date, provided that the Company may correct such reduction or failure within thirty (30) days of its commission;

                        (2) Parent or the Company require the Executive to be relocated anywhere in excess of one hundred
                              (100) miles of his present office location, except for required travel on Parent or Company business consistent with his business travel obligations;

                        (3)   a failure by Parent or the Company to
                              maintain plans providing benefits at least as beneficial in the aggregate as those provided by any benefit or compensation plan, retirement or pension plan, stock option plan, bonus plan, long-term incentive plan, life insurance plan, health and accident plan or disability plan in which the Executive is participating prior the Change in Control, or if the Company or Parent has taken any action which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him prior to the Change in Control, or if the Company or Parent has failed to provide him with the number of paid vacation days to which he would be entitled in accordance with the Company's normal vacation policy immediately prior to the Change in Control, as applicable;

                        (4) Parent or the Company fails to obtain the assumption of the obligations contained in this Agreement by any successor as contemplated in
                              Section 7 hereof;

                        (5) any purported termination of the Executive's employment by Parent or the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 4 below; and, for purposes of this Agreement, no such purported termination shall be effective;

                        (6) any material breach by Parent or the Company of any provision of this Agreement;

                        (7) any purported termination of the Executive's employment for Cause by Parent or the Company which does not comply with the terms of Section
                              2.2 of this Agreement;

                        (8) the Company materially reduces, individually or in the aggregate, the Executive's title, job authorities or responsibilities as in effect prior to such reduction; or

                  (b)   Any event or condition described in this Section 2.6(a)
         (1) through (8) above, which occurs prior to a Change in Control but which the Executive reasonably demonstrates (i) was at the request of a Third Party, or (ii) otherwise arose in connection with or in anticipation of a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

                  (c) Until the Executive's Disability, the Executive's rights to terminate his employment pursuant to this Section 2.6 shall not be affected by his incapacity due to physical or mental illness.

         3.       TERMINATION OF EMPLOYMENT.

                  3.1 If, during the term of this Agreement, the Executive's employment with an Employer shall be terminated within twenty-four (24) months following a Change in Control, then the Executive shall be entitled to the following compensation and benefits:

                        (a) If the Executive's employment with an Employer shall be terminated (1) by an Employer for Cause or Disability, (2) by reason of the Executive's death, or (3) by the Executive other than for Good Reason, the Company shall pay the Executive all amounts earned or accrued for or on behalf of the Company or any of its Subsidiaries through the Termination Date (as hereinafter defined) but not paid as of the Termination Date, including (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company or any Subsidiary during the period ending on the Termination Date and (iii) vacation pay (collectively, "Accrued Compensation").

                        (b) If the Executive's employment with an Employer shall be terminated for any reason other than as specified in clause (1) or (2) of Section 3.1(a) or if the Executive's employment is terminated by the Executive for Good Reason, the Executive shall be entitled to the following:

                              (i) The Company shall pay the Executive all Accrued Compensation;

                              (ii) The Company shall pay, as a severance amount to the Executive after the Termination Date, an amount equal to 2.99 times the sum of (a) the Base Amount and
                        (b) the Bonus Amount;

                              (iii) For a number of months equal to the lesser
                        of (a) twenty-four (24) or (b) the number of months remaining until the Executive's 65th birthday (the "Continuation Period"), the Company shall at its expense continue on behalf of the Executive and his dependents and beneficiaries (to the same extent provided to the dependents and beneficiaries prior to the Executive's termination) the life insurance, disability, medical, dental, and hospitalization benefits provided (x) to the Executive by the Company and/or its Subsidiaries at any time within ninety (90) days preceding a Change in Control or at any time thereafter, or (y) to other similarly situated executives who continue in the employ of the Company or its Subsidiaries during the Continuation Period. The coverage and benefits (including deductibles and costs) provided in this Section 3.1(b)(iii) during the Continuation Period shall be no less favorable to the Executive and his dependents and beneficiaries, than the most favorable of such coverages and benefits set forth in clauses (x) and (y) above. The Company's obligation hereunder with respect to the foregoing benefits shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans are no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive or his dependents may be entitled under any of the Company's or any Subsidiary's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits; and

                              (iv) The Company shall provide to the Executive outplacement services in an amount up to twenty percent (20%) of the Base Amount.

                  (c) The amounts provided for in Section 3.1(a) and 3.1(b)(i) and (ii) shall be paid in a lump sum within thirty (30) days after the Executive's Termination Date.

                  (d) The Executive shall not be required to mitigate the amount of any payments provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 3.1(b)(iii).

                  3.2 The provisions of this Agreement, and any payment provided for hereunder, shall not reduce or increase any amounts otherwise payable, or in any way diminish or enhance the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any benefit plan, incentive plan, or securities plan, employment agreement or other contract, plan or arrangement with the Company, any Subsidiary or any other party, including, but not limited to, those specified in Exhibit A attached hereto, provided, however, the Company shall not be required to make duplicative payments of Accrued Compensation. A determination of a Change in Control under this Agreement is effective only with respect to benefits payable hereunder, and is not determinative of a change in control under any benefit plan, incentive plan, or securities plan, employment agreement or other contract, plan or arrangement with the Company, any Subsidiary or any other party.

         4. NOTICE OF TERMINATION. Any purported termination by an Employer or by the Executive shall be communicated by written Notice of Termination to the other. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

         5. TERMINATION DATE. "Termination Date" shall mean, in the case of the Executive's death, his date of death and, in all other cases, the date specified in the Notice of Termination subject to the following:

                  (a) If the Executive's employment is terminated by an Employer for Cause or due to Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive, provided that, in the case of Disability, the Executive shall not have returned to the full-time performance of his duties during such period of at least (30) days; and

                  (b) If the Executive's employment is terminated for Good Reason, the date specified in the Notice of Termination shall not be more than sixty (60) days from the date the Notice of Termination is given to the Employer.

         6.       CERTAIN ADDITIONAL PAYMENTS

                  (a) Notwithstanding anything in the Agreement to the contrary, in the event that a Change in Control occurs and it is determined (as hereafter provided) that any payment or distribution by the Company or any affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (individually and collectively a "Payment"), would be subject to the excise tax imposed by Section 4999 (or any successor provision thereto) of the Internal Revenue Code of 1986, as amended (the "Code") by reason of being considered "contingent on a change in ownership or control" of the Company or the Parent, within the meaning of Section 280G of the Code (or any successor provision thereto), or to any similar tax imposed by state or local law, or any interest or penalties with respect to any such taxes (such taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (individually and collectively, a "Gross-Up Payment"). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

                  (b) Subject to the provisions of Section 6(f) hereof, all determinations required to be made under this Section 6, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid to the Executive and the amount of such Gross-Up

         Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within thirty (30) calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company shall pay or cause to be paid the required Gross-Up Payment in cash to the Executive within five (5) business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 6(f) hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by the Company in cash to, or for the benefit of, the Executive within five (5) business days after receipt of such determination and calculations.

                  (c) The Company and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperative with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by
         Section 6(b) hereof. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment will be binding on the Company and the Executive.

                  (d) The federal, state, and local income or other tax returns filed by the Executive will be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive will make proper payment of the amount of any Excise Payment and, at the request of the Company, provide to the Company true and correct copies (with any amendments) of the Executive's federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive will within five (5) business days pay to the Company the amount of such reduction.

                  (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Section 6(b) hereof shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within five (5) business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

                  (f) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than ten (10) business days after the Executive actually receives notice of such claim and the Executive shall further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the thirty (30) calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        1. provide the Company with any written records or documents in his possession relating to such claim reasonably requested by the Company;

                        2. take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                        3. cooperate with the Company in good faith in order effectively to contest such claim; and

                        4. permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this
Section 6(f), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section 6(f) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (g) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(f) hereof, the Executive receives any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 6(f) hereof) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(f) hereof, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of thirty (30) calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 6.

         7.       SUCCESSORS; BINDING AGREEMENT.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and, at the time of any such succession or assignment, the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "the Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring ownership, directly or indirectly, of all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

                  (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

         8. FEES AND EXPENSES. The Company shall pay legal fees and related expenses (including the cost of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), or (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in Section 2.3(d)) occurred on or after a Change in Control.

         9. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to an Employer shall be directed to the attention of the Board with a copy to the Secretary of such Employer. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         10. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company or any of its Subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its Subsidiaries shall be payable in accordance with such plan or program.

         11. SETTLEMENT OF CLAIMS. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company or any of its Subsidiaries may have against the Executive or others.

         12. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. No additional compensation provided under any benefit or compensation plans to the Executive shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive's entitlements hereunder.

         13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Kentucky.

         14. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof, including, without limiting the foregoing, his prior Change-In-Control Agreement (if any), as previously amended, which shall cease to be of any further effect.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and the Executive has executed this Agreement as of the day and year first above written.


                           LG&E ENERGY CORP.


                           ------------------------------------
                           Roger W. Hale
                           Chairman and Chief Executive Officer


                           ------------------------------------
                           Executive